NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund

Supplement dated June 30, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Bond Index Fund

1.           On page 4 of the Prospectus following “Portfolio Management – Portfolio Managers,” the reference to the portfolio managers is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Lee Sterne	Senior Portfolio Manager, BlackRock	Since December 2009
Scott Radell	Portfolio Manager, BlackRock	Since December 2009

2.           On page 27 of the Prospectus, the paragraph following “Portfolio Management” that relates to the “NVIT Bond Index Fund” is deleted and replaced with the following:

The NVIT Bond Index Fund is managed by a team comprising of Lee Sterne and Scott Radell.  Messrs. Sterne and Radell are jointly and primarily responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Sterne joined BlackRock as a senior portfolio manager in December 2009. From 2004 to 2009, he was a senior portfolio manager employed by Barclays Global Fund Advisor and Barclays Global Investors, N.A., which was acquired by BlackRock in December 2009. Mr. Sterne received a B.A. degree in German Language/ Literature Studies with a minor concentration in History from Colgate University.

Mr. Radell joined BlackRock as a portfolio manager in December 2009.  From 2004 to 2009, Mr. Sterne was a senior portfolio manager employed by Barclays Global Fund Advisor and Barclays Global Investors, N.A., which was acquired by BlackRock in December 2009. Mr. Radell earned a BA degree in economics from quantitative economics and decision sciences from the University of California at San Diego in 1992.

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NATIONWIDE VARIABLE INSURANCE TRUST

AllianceBernstein NVIT Global Fixed Income Fund	NVIT Multi-Manager International Growth Fund
American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Gartmore NVIT International Equity Fund	NVIT Multi-Manager Large Cap Value Fund
Gartmore NVIT Worldwide Leaders Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Value Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Core Plus Bond Fund	NVIT Multi Sector Bond Fund
NVIT Developing Markets Fund (formerly Gartmore NVIT Developing Markets Fund)	NVIT Nationwide Fund
NVIT Emerging Markets Fund (formerly Gartmore NVIT Emerging Markets Fund)	NVIT Real Estate Fund (formerly Van Kampen NVIT Real Estate Fund)
NVIT Enhanced Income Fund	NVIT S&P 500 Index Fund
NVIT Government Bond Fund	NVIT Short Term Bond Fund
NVIT Growth Fund	NVIT Small Cap Index Fund
NVIT International Index Fund	Oppenheimer NVIT Large Cap Growth Fund
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund
NVIT Money Market Fund	Van Kampen NVIT Comstock Value Fund

Supplement dated June 30, 2010
to the Statement of Additional Information dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (SAI).

1.           Effective immediately for information with regard to BlackRock Investment Management, LLC, the following information supplements Appendix C to the SAI:

APPENDIX C – PORTFOLIO MANAGERS

Information as of December 31, 2009

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund

BlackRock Investment Management, LLC
Lee Sterne*	NVIT Bond Index Fund	None
Scott Radell*	NVIT Bond Index Fund	None
*Messrs. Sterne and Radell became portfolio managers of the NVIT Bond Index Fund on June 14, 2010.

DESCRIPTION OF COMPENSATION STRUCTURE

I.           BlackRock Investment Management, LLC

PORTFOLIO MANAGER COMPENSATION OVERVIEW. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock common stock.

OTHER MANAGED ACCOUNTS
(As of December 31, 2009)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
BlackRock Investment Management, LLC
Lee Sterne*	Mutual Funds: 27 accounts, $76.1 Billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 31 accounts, $69.3 Billion total assets (2 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 12 accounts, $1.2 Billion total assets (7 accounts, $6.6 Billion total assets for which the advisory fee is based on performance)
Scott Radell*	Mutual Funds: 1 account, $156 Million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $1.6 Billion total assets (2 accounts, $1.5 Billion total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $1.6 Billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
* Messrs. Sterne and Radell became portfolio managers of the NVIT Bond Index Fund on June 14, 2010.

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